SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
July 17, 2008
FIDELITY SOUTHERN
CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	No. 000-22374	No. 58-1416811
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3490 Piedmont Road, Suite 1550
Atlanta, Georgia 30305
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(404) 639-6500
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 8.01	Other Events.
     Fidelity Southern Corporation’s (“Fidelity’s”) Board of Directors (“Board”), to retain and reward employees, management and directors, has granted from the 2006 Equity Incentive Plan the following number of stock options to Executive Officers:

James B. Miller, Jr., Chairman	75,000
H. Palmer Proctor, Jr., President	75,000
B. Rodrick Marlow, CFO	10,000
David Buchanan, EVP	50,000
     The Board also granted each of the seven (7) outside Directors 1,000 stock options from the 2006 Equity Incentive Plan. The Board authorized Chairman James B. Miller, Jr. to grant stock options to other officers and employees in an amount not to exceed 283,000 stock options from the 2006 Equity Incentive Plan.
     The Grant Date will be July 22, 2008, based on Fidelity’s closing price on July 21, 2008.
     In accordance with General Instruction B.2 of Form 8-K, this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ B. Rodrick Marlow
B. Rodrick Marlow
Chief Financial Officer

July 21, 2008